                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14A-6(E)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                                   ----------

                                  K-FED BANCORP
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:
        (2) Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
        (4) Proposed maximum aggregate value of transaction:
        (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount Previously Paid:
        (2) Form, Schedule or Registration Statement No.:
        (3) Filing Party:
        (4) Date Filed:

                                  [K-FED LOGO]



September 24, 2004


Dear Stockholder:

We cordially invite you to attend the 2004 Annual Meeting of Stockholders of K-Fed Bancorp, the parent company of Kaiser Federal Bank. The annual meeting will be held at the main office of Kaiser Federal Bank, located at 1359 North Grand Avenue, Covina, California 91724, at 5:00 p.m., local time, on October 26, 2004.

The enclosed notice of annual meeting of stockholders and proxy statement describes the formal business to be transacted at the annual meeting. During the annual meeting we will also report on the operations of K-Fed Bancorp. Directors and officers of K-Fed Bancorp will be present to respond to any questions that stockholders may have.

The business to be conducted at the annual meeting includes the election of two directors, the approval of the K-Fed Bancorp 2004 Stock Option Plan, the approval of the K-Fed Bancorp 2004 Recognition and Retention Plan, and the ratification of the appointment of Crowe Chizek and Company LLC as the independent auditors for K-Fed Bancorp for the fiscal year ending June 30, 2005.

The board of directors of K-Fed Bancorp has determined that the matters to be considered at the annual meeting are in the best interests of K-Fed Bancorp and its stockholders. For the reasons set forth in the proxy statement, the board of directors unanimously recommends a vote "FOR" each matter to be considered.

Also enclosed for your review is our 2004 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of K-Fed Bancorp. On behalf of the board of directors, we urge you to vote your shares of common stock as soon as possible even if you currently plan to attend the annual meeting. You can vote your shares of common stock prior to the annual meeting by telephone, on the Internet or by mail with the enclosed proxy card, in each case, in accordance with the instructions on the proxy card. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting.


                                           Sincerely,

                                           /s/ K. M. Hoveland

                                           K. M. Hoveland
                                           President and Chief Executive Officer

                                  K-FED BANCORP
                             1359 North Grand Avenue
                            Covina, California 91724
                                 (800) 524-2274

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                         To be held on October 26, 2004

        Notice is hereby given that the 2004 Annual Meeting of Stockholders of K-Fed Bancorp will be held at the main office of Kaiser Federal Bank, located at 1359 North Grand Avenue, Covina, California 91724, on October 26, 2004, at 5:00 p.m., local time.

        A proxy card and a proxy statement for the annual meeting are enclosed.

        The annual meeting is for the purpose of considering and acting upon:

        1.      The election of two directors of K-Fed Bancorp;

        2.      The approval of the K-Fed Bancorp 2004 Stock Option Plan;

        3.      The approval of the K-Fed Bancorp 2004 Recognition and Retention
                Plan;

        4. The ratification of the appointment of Crowe Chizek and Company LLC as the independent auditors for K-Fed Bancorp for the fiscal year ending June 30, 2005; and

such other matters as may properly come before the annual meeting, or any adjournments thereof. The board of directors of K-Fed Bancorp is not aware of any other business to come before the annual meeting.

        Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on August 31, 2004, are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.

        EVEN IF YOU DO NOT PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES OF COMMON STOCK WITHOUT DELAY. YOU CAN VOTE YOUR SHARES OF COMMON STOCK PRIOR TO THE ANNUAL MEETING BY TELEPHONE, ON THE INTERNET OR BY MAIL WITH THE ENCLOSED PROXY CARD, IN EACH CASE, IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD. YOU MAY REVOKE A PROXY AT ANY TIME BEFORE WE VOTE AT THE ANNUAL MEETING. YOU MAY DO SO BY EXECUTING AND RETURNING A PROXY CARD DATED LATER THAN A PREVIOUSLY SUBMITTED PROXY, BY PROPERLY SUBMITTING A LATER DATED PROXY VIA TELEPHONE OR THE INTERNET OR BY SUBMITTING A WRITTEN REVOCATION TO THE SECRETARY OF K-FED BANCORP BEFORE THE VOTE IS TAKEN AT THE ANNUAL MEETING. IF YOU HOLD SHARES OF COMMON STOCK THROUGH A BROKER, YOU SHOULD FOLLOW THE INSTRUCTIONS OF YOUR BROKER REGARDING REVOCATION OF PROXIES. IF YOU ATTEND THE ANNUAL MEETING YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                       By Order of the Board of Directors

                                       /s/ Rita H. Zwern

                                       Rita H. Zwern
                                       Secretary

Covina, California
September 24, 2004

--------------------------------------------------------------------------------
A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT


                                  K-FED BANCORP
                             1359 North Grand Avenue
                            Covina, California 91724
                                 (800) 524-2274

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 26, 2004


        This proxy statement is furnished in connection with the solicitation of proxies on behalf of the board of directors of K-Fed Bancorp to be used at the 2004 Annual Meeting of Stockholders of K-Fed Bancorp, which will be held at the main office of Kaiser Federal Bank, located at 1359 North Grand Avenue, Covina, California 91724, on October 26, 2004, at 5:00 p.m., local time, and all adjournments of the annual meeting. The accompanying notice of annual meeting of stockholders and this proxy statement are first being mailed to stockholders on or about September 24, 2004.

                              REVOCATION OF PROXIES

        Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the board of directors of K-Fed Bancorp will be voted in accordance with the directions given thereon. YOU CAN VOTE YOUR SHARES OF K-FED BANCORP COMMON STOCK PRIOR TO THE ANNUAL MEETING BY TELEPHONE, ON THE INTERNET OR BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD TO K-FED BANCORP, IN ACCORDANCE WITH INSTRUCTIONS SET FORTH ON THE PROXY CARD. PROXIES RECEIVED BY K-FED BANCORP, WHICH ARE SIGNED, BUT CONTAIN NO INSTRUCTIONS FOR VOTING, WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE ANNUAL MEETING.

        Proxies may be revoked by sending written notice of revocation to the Secretary of K-Fed Bancorp, Rita H. Zwern, at the address of K-Fed Bancorp shown above, or by returning a duly executed proxy bearing a later date by mail, telephone or the Internet. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to the Secretary of K-Fed Bancorp prior to the voting of such proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        Holders of record of K-Fed Bancorp's common stock, par value $0.01 per share, as of the close of business on August 31, 2004 are entitled to one vote for each share then held. As of August 31, 2004, there were 14,548,500 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

        As to the election of directors, the proxy card being provided by the board of directors enables a stockholder to vote FOR the election of the nominees proposed by the board of directors, or to WITHHOLD authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.

        As to the approval of the K-Fed Bancorp 2004 Stock Option Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the approval; (ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on such approval. The affirmative vote of holders of a majority of the votes eligible to be cast, excluding votes eligible to be cast by K-Fed Mutual Holding Company, at the annual meeting in person or by proxy, is required for the approval of the K-Fed Bancorp 2004 Stock Option Plan. Shares as to which the "ABSTAIN" box has been selected on the proxy card and broker non-votes will be counted as shares present and entitled to vote and will have the same effect as a vote against the matter.

        As to the approval of the K-Fed Bancorp 2004 Recognition and Retention Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the approval; (ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on such approval. The affirmative vote of holders of a majority of the votes eligible to be cast, excluding votes eligible to be cast by K-Fed Mutual Holding Company, at the annual meeting in person or by proxy, is required for the approval of the K-Fed Bancorp 2004 Recognition and Retention Plan. Shares as to which the "ABSTAIN" box has been selected on the proxy card and broker non-votes will be counted as shares present and entitled to vote and will have the same effect as a vote against the matter.

        As to the ratification of Crowe Chizek and Company LLC as K-Fed Bancorp's independent auditor, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of holders of a majority of the votes cast at the annual meeting in person or by proxy is required for the ratification of Crowe Chizek and Company LLC as the independent auditor for the fiscal year ending June 30, 2005. The ratification of this matter shall be determined by a majority of the votes cast at the annual meeting, without regard to broker non-votes or proxies marked "ABSTAIN".

        Management of K-Fed Bancorp anticipates that K-Fed Mutual Holding Company, the majority stockholder of K-Fed Bancorp, will vote all of its shares of common stock in favor of all the matters set forth above. If K-Fed Mutual Holding Company votes all of its shares in favor of each proposal, the approval of the election of the director nominees and the ratification of Crowe Chizek and Company LLC would be assured. Pursuant to the regulations of the Office of Thrift Supervision, the affirmative vote of the holders of a majority of the votes eligible to be cast, excluding the votes eligible to be cast by K-Fed Mutual Holding Company, is required for the approval of the K-Fed Bancorp 2004 Stock Option Plan and the K-Fed Bancorp 2004 Recognition and Retention Plan. As of August 31, 2004, K-Fed Mutual Holding Company held 8,861,750 shares of common stock and persons other than K-Fed Mutual Holding Company held 5,686,750 shares of common stock.

        Persons and groups who beneficially own in excess of 5% of the common stock of K-Fed Bancorp are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth, as of August 31, 2004, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the outstanding shares of common stock of K-Fed Bancorp, as well as shares beneficially owned in the aggregate by K-Fed Mutual Holding Company and all directors and executive officers as a group.


                                          AMOUNT OF SHARES
                                          OWNED AND NATURE     PERCENT OF SHARES
NAME AND ADDRESS OF                         OF BENEFICIAL       OF COMMON STOCK
 BENEFICIAL OWNERS                          OWNERSHIP (1)          OUTSTANDING
--------------------                     ------------------    -----------------
K-Fed Mutual Holding Company                  8,861,750              60.91%
1359 North Grand Avenue
Covina, California 91724

K-Fed Mutual Holding Company,                 9,082,021              62.43%
  and all of K-Fed Bancorp's and
  Kaiser Federal Bank's directors and
  executive officers as a group
  (10 directors and officers) (2)

----------------------------
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(2) Includes shares of common stock held by K-Fed Mutual Holding Company, of which K-Fed Bancorp's and Kaiser Federal Bank's directors and two of its executive officers are also executive officers and directors. K-Fed Bancorp's and Kaiser Federal Bank's executive officers and directors beneficially owned 220,271 shares of common stock, or 1.51% of the outstanding shares of common stock.

                       PROPOSAL I - ELECTION OF DIRECTORS

        K-Fed Bancorp's board of directors consists of seven members. K-Fed Bancorp's bylaws provide that approximately one-third of the directors are to be elected annually. Directors of K-Fed Bancorp are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the annual meeting and will serve until their successors have been elected and qualified. The governance/nominating committee of K-Fed Bancorp has nominated James L. Breeden and Frank G. Nicewicz to serve as directors for three-year terms. All of the nominees are currently members of the board of directors.

        The table below sets forth certain information regarding the composition of K-Fed Bancorp's board of directors as of August 31, 2004, including the terms of office of board members. It is intended that the proxies solicited on behalf of the board of directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the annual meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the board of directors may recommend. At this time, the board of directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

                                                                              SHARES OF
                                                                             COMMON STOCK
                                       POSITIONS HELD WITH       DIRECTOR    CURRENT TERM   BENEFICIALLY     PERCENT
    NAME (1)             AGE(2)           K-FED BANCORP          SINCE (3)    TO EXPIRE       OWNED (4)      OF CLASS
----------------------- -------- ----------------------------- ------------ -------------- --------------- -------------
                                                       NOMINEES

James L. Breeden           61        Chairman of the Board         1987          2004         16,887 (5)         *

Frank G. Nicewicz          48              Director                1995          2004         15,000             *

                                            DIRECTORS CONTINUING IN OFFICE

Marilyn T. Owsley          45              Director                2000          2005         30,000 (6)         *

Rita H. Zwern              56        Director and Secretary        1987          2005         15,000             *

Kay M. Hoveland            57         Director, President          2000          2006         30,100 (7)         *
                                      and Chief Executive
                                           Officer

Gerald A. Murbach          56              Director                2000          2006         30,000 (8)         *

Robert C. Steinbach        51              Director                2000          2006         30,000 (9)         *

                                       EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Daniel A. Cano             49        Chief Financial Officer       N/A           N/A          30,000 (10)        *

Nancy J. Huber**           41        Chief Credit Officer          N/A           N/A          15,000             *

Jeanne R. Thompson**       57        Chief Operating Officer       N/A           N/A           5,966 (11)        *

All directors and
executive officers as a
group (10 persons)                                                                           220,271(12)      1.51%

-----------------------------
*       Less than 1%.
**      Ms. Huber and Ms. Thompson are officers of Kaiser Federal Bank only.
(1) The mailing address for each person listed is 1359 North Grand Avenue, Covina, California 91724.
(2)     As of August 31, 2004.
(3) Reflects initial appointment to the board of directors of Kaiser Permanente Federal Credit Union, the predecessor to Kaiser Federal Bank, with the exception of Directors Steinbach, Murbach, Hoveland and Owsley. Each director of K-Fed Bancorp is also a director of Kaiser Federal Bank and K-Fed Mutual Holding Company, which owns the majority of the issued and outstanding shares of common stock of K-Fed Bancorp.
(4) See definition of "beneficial ownership" in the table in "Voting Securities and Principal Holders Thereof."
(5)     Includes 1,887 shares of common stock held by Mr. Breeden's spouse.
(6)     Includes 15,000 shares of common stock held by Ms. Owsley's spouse.
(7) Includes 15,000 shares of common stock held in a trust for Ms. Hoveland, 15,000 shares of common stock held in a trust for Ms. Hoveland's spouse and 100 shares of common stock held in a Keogh plan for Ms. Hoveland's spouse.
(8)     Includes 15,000 shares of common stock held by Mr. Murbach's spouse.
(9)     Includes 15,000 shares of common stock held by Mr. Steinbach's spouse.
(10)    Includes 15,000 shares of common stock held by Mr. Cano's spouse.
(11) Includes 1,172 shares of common stock held by Ms. Thompson's spouse and 1,400 shares of common stock held in a trust for Ms. Thompson.
(12) Includes 2,318 shares of common stock allocated to the accounts of executive officers under the K-Fed Bancorp employee stock ownership plan and excludes the remaining 452,622 shares of common stock, or 3.1% of the common stock outstanding, owned by the employee stock ownership plan for the benefit of employees. Under the terms of the employee stock ownership plan, shares of common stock allocated to the account of employees are voted in accordance with instructions of the respective employees. Unallocated shares of common stock are voted by the trustee of the employee stock ownership plan.

        The principal occupation during the past five years of each director of K-Fed Bancorp is set forth below. All directors have held their present positions for five years unless otherwise stated.

        JAMES L. BREEDEN. Mr. Breeden has served as chairman of the board of directors since November 2000. He is a retired hospital administrator for the Kaiser Foundation Hospitals where he worked for 14 years.

        FRANK G. NICEWICZ. Mr. Nicewicz has been employed by Kaiser Foundation Health Plan since 1995 and currently holds the position of financial manager in Oakland, California.

        MARILYN T. OWSLEY. Ms. Owsley has served as a financial executive with the Kaiser Permanente Medical Care Program since 1994.

        RITA H. ZWERN. Ms. Zwern has been employed by Kaiser Foundation Health Plan since 1984 and currently is the manager of State Programs, located in Pasadena, California. Ms. Zwern has served as secretary of K-Fed Bancorp since its formation in July 2003.

        KAY M. HOVELAND. Ms. Hoveland has served as president and chief executive officer of Kaiser Federal Bank since 1987. Ms. Hoveland has served as president and chief executive officer of K-Fed Bancorp since its formation in July 2003.

        GERALD A. MURBACH. Mr. Murbach is currently retired. He previously served as a human resources consultant for the Universal Music Group during 2001 and the Times Mirror newspapers from 1992 to 2001.

        ROBERT C. STEINBACH. Mr. Steinbach has served as the chief inspector for the Building and Safety Department of the City of Los Angeles since 2002 and has been with the Department since 1985. Mr. Steinbach is the brother-in-law of Daniel A. Cano, the Chief Financial Officer of K-Fed Bancorp and Kaiser Federal Bank.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        The business experience for at least the past five years for each of three executive officers of Kaiser Federal Bank, including service with Kaiser Permanente Federal Credit Union, who do not serve as directors, is set forth below.

        DANIEL A. CANO. Mr. Cano has served as chief financial officer of Kaiser Federal Bank since 1998, and K-Fed Bancorp since its formation in July 2003. Mr. Cano is also responsible for the information technology function of Kaiser Federal Bank.

        NANCY J. HUBER. Ms. Huber has served as chief credit officer of Kaiser Federal Bank since 1999 and Community Reinvestment Act officer since 2002. From 1995 until 1999, she served as vice president of credit.

        JEANNE R. THOMPSON. Ms. Thompson has served as chief operating officer of Kaiser Federal Bank since 2001. She served as senior vice president for branch operations of IndyMacBank, located in Pasadena, California from 1983 until 2001.

BOARD INDEPENDENCE

        The board of directors consists of a majority of "independent directors" within the meaning of the Nasdaq corporate governance listing standards. The board of directors of K-Fed Bancorp has determined that directors Breeden, Murbach, Nicewicz, Owsley and Zwern are each "independent" within the meaning of the Nasdaq corporate governance listing standards. The board of directors has adopted a policy that the independent directors of the board shall meet in executive sessions periodically, which meetings may be held in conjunction with regularly scheduled board meetings.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The business of K-Fed Bancorp is conducted at regular and special meetings of the full board of directors and its standing committees. The standing committees consist of the executive, audit, compensation and governance/nominating committees. During the fiscal year ended June 30, 2004, the board of directors met at twelve regular meetings and no special meetings were called. No director attended fewer than 75% in the aggregate of the total number of board meetings held and the total number of committee meetings on which he or she served during fiscal 2004.

        EXECUTIVE COMMITTEE. The executive committee consists of directors Breeden, who serves as chairman, Hoveland, Zwern and Steinbach. The executive committee meets monthly or more frequently as needed. The executive committee is generally authorized to act on behalf of the full board of directors when certain business matters require prompt action. The executive committee met eight times during the fiscal year ended June 30, 2004.

        AUDIT COMMITTEE. The audit committee consists of directors Nicewicz, who serves as chairman, Owsley and Zwern. The audit committee meets as needed. The audit committee meets with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. In addition, the audit committee meets with the independent certified public accountants on a quarterly basis to discuss the results of operations and on an annual basis to review the results of the annual audit and other related matters. Each member of the audit committee is "independent" as defined in the Nasdaq corporate governance listing standards. The board of directors has determined that director Nicewicz qualifies as an "audit committee financial expert" as that term is used in the rules and regulations of the Securities and Exchange Commission. K-Fed Bancorp's board of directors has adopted a written charter for the audit committee. The audit committee met five times during the fiscal year ended June 30, 2004.

        COMPENSATION COMMITTEE. The compensation committee is responsible for recommending to the full board the compensation of the chief executive officer and senior management, reviewing and administering overall compensation policy, including setting performance measures and goals, approving benefit programs, establishing compensation of the board of directors and other matters of personnel policy and practice and coordinating such actions with the human resources committee of Kaiser Federal Bank. The compensation committee of K-Fed Bancorp is comprised of directors Breeden (Chairman), Murbach, Nicewicz, Owsley and Zwern. Each member of the compensation committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. The report of the compensation committee of K-Fed Bancorp is included elsewhere in this proxy statement. The compensation committee of K-Fed Bancorp met one time during 2004.

        GOVERNANCE/NOMINATING COMMITTEE. The governance/nominating committee of K-Fed Bancorp consists of directors Murbach, Owsley and Zwern. Each member of the governance/nominating committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. The board of directors of K-Fed Bancorp has adopted a written charter for the governance/nominating committee, which is available on K-Fed Bancorp's website at www.k-fed.com.

        The functions of the governance/nominating committee include the following:

        o leading the search for individuals qualified to become members of the board of directors and to select director nominees to be presented for stockholder approval;

        o developing and recommending to the board of directors other specific criteria not specified in its charter for the selection of individuals to be considered for election or re-election to the board of directors;

        o adopting procedures for the submission of recommendations by stockholders for nominees for the board of directors; and

        o annually reviewing the adequacy of its charter and recommending any proposed changes to the board of directors.

        The governance/nominating committee identifies nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to K-Fed Bancorp's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. In addition, the governance/nominating committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The governance/nominating committee would seek to identify a candidate who, at a minimum, satisfies the following criteria:

        o the highest personal and professional ethics and integrity and whose values are compatible with the K-Fed Bancorp's values;

        o experience and achievements that have given them the ability to exercise and develop good business judgment;

        o a willingness to devote the necessary time to the work of the board of directors and its committees, which includes being available for board and committee meetings;

        o a familiarity with the communities in which K-Fed Bancorp operates and/or is actively engaged in community activities;

        o involvement in other activities or interests that do not create a conflict with their responsibilities to K-Fed Bancorp and its stockholders; and

        o the capacity and desire to represent the balanced, best interests of the stockholders of K-Fed Bancorp as a group, and not primarily a special interest group or constituency.

        The governance/nominating committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards.

        PROCEDURES FOR THE NOMINATION OF DIRECTORS BY STOCKHOLDERS. The governance/nominating committee has adopted procedures for the submission of director nominees by stockholders of K-Fed Bancorp. If a determination is made that an additional candidate is needed for the board of directors, the governance/nominating committee will consider candidates submitted by K-Fed Bancorp's stockholders. Stockholders can submit the names of qualified candidates for director by writing to the chairman of the governance/nominating committee at 1359 North Grand

Avenue, Covina, California 91724. The chairman must receive a submission not less than one hundred and twenty (120) days prior to the date of K-Fed Bancorp's proxy materials for the preceding year's annual meeting. The submission must include the following information:

        o a statement that the writer is a stockholder of K-Fed Bancorp and is proposing a candidate for consideration by the governance/nominating committee;

        o the name and address of the stockholder as they appear on K-Fed Bancorp's books, and number of shares of K-Fed Bancorp's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

        o the name, address and contact information for the candidate, and the number of shares of common stock of K-Fed Bancorp that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

        o a statement of the candidate's business and educational experience;

        o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Regulation 14A of the Securities Exchange Act of 1934;

        o a statement detailing any relationship between the candidate and any customer, supplier or competitor of K-Fed Bancorp or its affiliates;

        o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

        o a statement of the candidate that the candidate is willing to be considered and willing to serve as a director of K-Fed Bancorp if nominated and elected.

        A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders of K-Fed Bancorp must comply with the procedural and informational requirements described in K-Fed Bancorp's bylaws.

        STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS. A stockholder of K-Fed Bancorp who wants to communicate with the board of directors or with any individual director can write to K-Fed Bancorp at 1359 North Grand Avenue, Covina, California 91724, attention: chairman of the governance/nominating committee. The letter should indicate that the author is a stockholder of K-Fed Bancorp and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

        o forward the communication to the director or directors to whom it is addressed;

        o attempt to handle the inquiry directly, or forward the communication for response by another employee of K-Fed Bancorp. For example, a request for information about K-Fed Bancorp as a stock-related matter may be forwarded to K-Fed Bancorp's stockholder relations officer; or

        o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

        At each board of directors meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

CODE OF ETHICS

        The board of directors has adopted a Code of Business Conduct and Ethics that applies to all of K-Fed Bancorp's officers, directors and employees, and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers (collectively the "Codes"). The Codes are intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws. The Codes are available on K-Fed Bancorp's website at www.k-fed.com. Amendments to and waivers from the Code of Ethics will also be disclosed on K-Fed Bancorp's website.

AUDIT COMMITTEE REPORT

        The audit committee of K-Fed Bancorp operates under a written charter adopted by the board of directors which is attached as Exhibit A to this proxy statement. The audit committee charter is also available on K-Fed Bancorp's website at www.k-fed.com. The audit committee of K-Fed Bancorp has issued a report which states that it has:

        o reviewed and discussed with management and K-Fed Bancorp's independent auditors, K-Fed Bancorp's audited consolidated financial statements for the fiscal year ended June 30, 2004;

        o discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as amended; and

        o received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, and have discussed with the independent accountants their independence from K-Fed Bancorp.

        Based on the review and discussions referred to above, the audit committee recommended to the board of directors of K-Fed Bancorp that the audited consolidated financial statements be included in K-Fed Bancorp's annual report on Form 10-K for the fiscal year ended June 30, 2004 and to be filed with the Securities and Exchange Commission. In addition, the audit committee approved the appointment of Crowe Chizek and Company LLC as the independent auditors for K-Fed Bancorp for the fiscal year ending June 30, 2005, subject to the ratification of this appointment by the stockholders of K-Fed Bancorp.

        This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that K-Fed Bancorp specifically incorporates this report by reference, and shall not otherwise be deemed filed with the Securities and Exchange Commission.

              This report has been provided by the audit committee.

                           Frank G. Nicewicz, Chairman
                                Marilyn T. Owsley
                                  Rita H. Zwern

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The common stock of K-Fed Bancorp is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended. The officers and directors of K-Fed Bancorp and beneficial owners of greater than 10% of the common stock of K-Fed Bancorp ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of the common stock of K-Fed Bancorp. Securities and Exchange Commission rules require disclosure in a company's annual proxy statement and annual report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the common stock to file a Form 3, 4 or 5 on a timely basis. Based on K-Fed Bancorp's review of such ownership reports, except for K-Fed Mutual Holding Company's initial statement of beneficial ownership on Form 3, no officer, director or 10% beneficial owner of K-Fed Bancorp failed to file such ownership reports on a timely basis for the fiscal year ended June 30, 2004.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The compensation committee is composed of independent directors within the meaning of the Nasdaq corporate governance listing standards. The compensation committee consists of directors Breeden, who serves as chairman, Murbach, Nicewicz, Owsley and Zwern. Under the board's policies, Ms. Hoveland, and any other director who is also an executive officer of K-Fed Bancorp and Kaiser Federal Bank, will not participate in the board of directors determination of compensation for their respective offices.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

        Under rules established by the Securities and Exchange Commission, K-Fed Bancorp is required to provide certain data and information regarding compensation and benefits provided to its chief executive officer and other executive officers. The disclosure requirements for the chief executive officer and other executive officers include a report explaining the factors and criteria that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the compensation committee of the board of directors of K-Fed Bancorp has prepared the following report for inclusion in this proxy statement. K-Fed Bancorp does not independently compensate its directors or executive officers.

        The role of the compensation committee is to annually review the compensation levels of the executive officers and recommend compensation changes to the board of directors. The committee is composed entirely of outside, non-employee directors. It is intended that the executive compensation program will enable K-Fed Bancorp and Kaiser Federal Bank to attract, develop and retain talented executive officers who are capable of maximizing K-Fed Bancorp's performance for the benefit of the stockholders. The committee has adopted a compensation strategy that seeks to provide competitive, performance-based compensation strongly aligned with the financial and stock performance of K-Fed Bancorp. The compensation program has three key elements of total direct compensation: base salary, annual incentive compensation and long term incentives. Another element of the compensation program is benefits, such as stock-based incentive plans.

        While the committee does not use strict numerical formulas to determine changes in compensation for the chief executive officer and other executive officers, and while it weighs a variety of different factors in its deliberations, it has emphasized and expects to continue to emphasize the profitability and scope of K-Fed Bancorp's operations, the experience, expertise and management skills of the executive officers and their roles in the future success of K-Fed Bancorp, as well as compensation surveys prepared by professional firms to determine compensation paid to executives performing similar duties for similarly-sized institutions. While each of the quantitative and non-quantitative factors described above was considered by the committee, such factors were not assigned a specific weight in evaluating the performance of the chief executive officer and other executive officers. Rather, all factors were considered.

        BASE SALARIES. Base salary and changes to base salary reflect a variety of factors including the results of the independent review of the competitiveness of the total compensation program, the individual's performance and contribution to the long-term goals of K-Fed Bancorp, performance targets, K-Fed Bancorp's financial performance and other relevant factors.

        ANNUAL INCENTIVES. Payouts under Kaiser Federal Bank's annual incentive compensation program are based on the attainment of annual performance objectives. Individual payouts are a function of Kaiser Federal Bank's financial performance and the performance of the individual executive based upon goals established by the individual and approved by the committee. The committee believes that this funding formula provides a direct link between financial performance and actual compensation.

        LONG-TERM INCENTIVES. Kaiser Federal Bank had an existing long-term incentive plan consisting of awards that are based on performance over a longer time period consisting of the previous three fiscal years. The committee believes that such a program helped to minimize achieving short-term performance to the detriment of long-term growth.

        In addition, the committee believes that long-term incentives, specifically stock options and stock awards, which will replace the long-term incentive plan, should be a key element in the executive compensation program. These incentives strongly align the rewards provided to executives with the value created for stockholders through stock price appreciation.

        K-Fed Bancorp intends to make initial stock option and stock award program grants to executives and a broader employee population in the future. The K-Fed Bancorp 2004 Stock Option Plan and the K-Fed Bancorp 2004 Recognition and Retention Plan are being submitted for stockholder approval for such purposes. Assuming stockholder approval of these plans, awards thereunder will consider performance, competitive market practices, and other relevant factors.

        CHIEF EXECUTIVE OFFICER. In August 2004, as effective July 1, 2004, the compensation committee increased the base salary level of the chief executive officer by approximately 6% based upon the same criteria used for other executive officers. For the year ended June 30, 2004, the chief executive officer earned an annual incentive award of $82,500 under the annual incentive plan, based on the committee's review of the goals established for the chief executive officer and approved by the committee. For the year ended June 30, 2004, the chief executive officer received a long-term incentive award of $123,750, based upon financial and non-financial goals achieved over the previous three fiscal years. The committee intends to provide the chief executive officer with stock option and stock awards consistent with the approach discussed for other executives assuming awards are available for issuance.


          This report has been provided by the compensation committee:

               James L. Breeden, Chairman     Gerald A. Murbach
            Frank G. Nicewicz    Marilyn T. Owsley   Rita H. Zwern

STOCK PERFORMANCE GRAPH

        Set forth hereunder is a stock performance graph comparing (a) the cumulative total return on the common stock of K-Fed Bancorp between March 31, 2004, the day the common stock commenced trading, and June 30, 2004, (b) the cumulative total return on stocks included in the Total Return Index for the Nasdaq Composite over such period, and (c) the cumulative total return on stocks included in the SNL Thrift Index over such period. Cumulative return assumes the reinvestment of dividends, and is expressed in dollars based on an assumed investment of $100.

        There can be no assurance that K-Fed Bancorp stock performance will continue in the future with the same or similar trend depicted in the graph. K-Fed Bancorp will not make or endorse any predictions as to future stock performance.


                                 K-FED BANCORP

                            TOTAL RETURN PERFORMANCE





                              [PERFORMANCE GRAPH]





                                                    PERIOD ENDING
                                    --------------------------------------------
INDEX                                03/31/04   04/31/04   05/31/04   06/30/04
--------------------------------------------------------------------------------
K-Fed Bancorp                         100.00      85.92      94.29      94.51
NASDAQ Composite                      100.00      96.31     103.52     103.11
SNL Thrift Index                      100.00      90.95      95.65      91.29

EXECUTIVE COMPENSATION

        The following table sets forth for the fiscal years ended June 30, 2004 and 2003, certain information as to the total remuneration paid by Kaiser Federal Bank to Ms. Hoveland, who serves as President and Chief Executive Officer, and certain information as to the total remuneration paid by Kaiser Federal Bank to the three most highly compensated executive officers of Kaiser Federal Bank, other than Ms. Hoveland, who received annual compensation in excess of $100,000. Summary compensation information is excluded for the year ended June 30, 2002, as K-Fed Bancorp was not a public company. Each of the individuals listed in the table below are referred to as a named executive officer.


                                     ANNUAL COMPENSATION                LONG-TERM COMPENSATION
                              ----------------------------------- ----------------------------------
                                                                           AWARDS          PAYOUTS
                                                                  ---------------------- -----------
                                                       OTHER                                              ALL
                      YEAR                             ANNUAL      RESTRICTED                            OTHER
      NAME AND        ENDED     SALARY              COMPENSATION     STOCK     OPTION/      LTIP      COMPENSATION
 PRINCIPAL POSITION    6/30     ($)(1)    BONUS ($)      (2)       AWARDS (#)  SARS (#)    PAYOUTS      ($) (3)
-------------------- -------- ---------- ---------- ------------- ------------ --------- ----------- ---------------
K. M. Hoveland         2004    $268,537    $82,500       --            --           --     $123,750      $19,766
President and Chief    2003     220,000     79,200       --            --           --           --       16,880
Executive Officer

Daniel A. Cano
Chief Financial        2004     144,557     28,400       --            --           --       42,600        6,244
Officer                2003     137,119     27,500       --            --           --           --        8,115

Jeanne R. Thompson
Chief Operating        2004     126,988     19,200       --            --           --       38,400        4,953
Officer                2003     123,600     18,525       --            --           --           --        4,842

Nancy J. Huber         2004     123,160     25,000       --            --           --       37,500        6,510
Chief Credit Officer   2003      97,500      7,050       --            --           --           --        5,275

-------------------------------------------
(1) Includes deferred compensation in the sum of $184,448 for Ms. Hoveland. See "Benefits-Kaiser Federal Bank Executive Non-Qualified Retirement Plan.
(2) For the fiscal years ended June 30, 2004 and 2003, there were no perquisites exceeding the lesser of $50,000 or 10% of the individual's total salary and bonus for the year.
(3) Amount represents matching contributions under Kaiser Federal Bank's 401(k) Plan for Ms. Hoveland in the amount of $7,466 for fiscal year 2004 and $3,380 for fiscal year 2003 and director fees for Ms. Hoveland in the amount of $12,300 for fiscal year 2004 and $13,500 for fiscal year 2003 for her service on the board of directors and the executive committee. The amounts reported for Mr. Cano, Ms. Thompson and Ms. Huber consist of employer matching contributions.

DIRECTORS COMPENSATION

        Members of the board of directors and the committees of K-Fed Bancorp do not receive separate compensation for their service on the board of directors or the committees of K-Fed Bancorp.

        For the fiscal year ended June 30, 2004, members of Kaiser Federal Bank's board of directors received a fee of $500 per regular board meeting attended and the chairman of the board of directors received a fee of $700 per meeting attended. Members of Kaiser Federal Bank's executive committee received a fee of $400 per meeting attended and the chairman of the executive committee received a fee of $550 per meeting attended. Members of all other committees of Kaiser Federal Bank received $300 per meeting attended and the chairman received $400 per committee meeting attended. Members of the board of directors of Kaiser Federal Bank also received $2,000 per full day planning session attended. Attendance by telephone was compensated at a rate lower than in-person attendance.

        For the fiscal year ending June 30, 2005, members of the board of directors of Kaiser Federal Bank will receive an annual stipend of $10,000 plus an annual fee of $7,500 for board of directors meetings. The chairman of the board of directors will receive an annual stipend of $25,000 plus an annual fee of $7,500 for board of directors meetings. Each member of Kaiser Federal Bank's executive committee will receive an annual fee of $4,800. Each member of Kaiser Federal Bank's other committee's will receive an annual fee of $1,200 with the committee chairman to receive $1,600.

BENEFITS

        GENERAL. Kaiser Federal Bank currently provides health and welfare benefits to its employees, including hospitalization and comprehensive medical insurance, life insurance, subject to deductibles and co-payments by employees.

        KAISER FEDERAL BANK EXECUTIVE NON-QUALIFIED RETIREMENT PLAN. Kaiser Federal Bank also maintains an executive deferral program for the benefit of certain senior executives that have been designated to participate in the program. The program allows an additional opportunity for key executives to defer a portion of their compensation into a non-qualified deferral program to supplement their retirement earnings. Ms. Hoveland, currently the only participant in the program, had $184,448 in compensation deferred pursuant to this program for the fiscal year ended June 30, 2004.

        401(K) PLAN. Kaiser Federal Bank provides its employees with a qualified profit sharing plan under the applicable provisions of the Internal Revenue Code of 1986, as amended.

        Employees who are age 21 or older are eligible to begin making salary deferral contributions beginning in the first calendar quarter on or after they become an employee. This is their earliest entry date. Employees are eligible to receive contributions other than salary deferral contributions beginning in the first calendar quarter on or after they are an employee, are age 21 or older, and have completed one year of entry service.

        Eligible employees may contribute up to 15% of their compensation each pay period to the 401(k) Plan on a pre-tax basis, not to exceed $13,000 for the calendar year 2004. The maximum deferral percentage and/or dollar amount may also be limited by Internal Revenue Service regulations. For eligible employees, we currently match 50% of the first 10% of the compensation an employee defers each pay period.

        Employees are always 100% vested in the contributions they choose to defer, whereas vesting in Kaiser Federal Bank contributions is based on years of vesting service in which an employee works at least 1,000 hours. Vesting in Kaiser Federal Bank contributions begins after two years of vesting service and increases for each year of vesting service until an employee becomes fully vested after six years of vesting service.

        Employees may receive money from their vested accounts at retirement (age 65), early retirement (age 55 and ten years of vesting service), age 59 1/2 and still working, death, disability, or termination of employment. Employees may obtain loans from their vested account balances or withdraw all or part of their vested accounts (not earnings) if they can prove financial hardship and are unable to meet their financial needs another way. Kaiser Federal Bank may amend the 401(k) Plan at any time, except that no amendment may be made which would reduce the interest of any participant in or beneficiary of the 401(k) Plan trust fund or divert any of the assets of the 401(k) Plan trust fund to purposes other than the benefit of participants or their beneficiaries unless necessary to comply with any law or regulation issued by any governmental agency to which the 401(k) Plan is subject.

        EMPLOYEE STOCK OWNERSHIP PLAN. In connection with its stock offering, K-Fed Bancorp adopted the K-Fed Bancorp Employee Stock Ownership Plan ("ESOP") for eligible employees of K-Fed Bancorp and any subsidiary, including Kaiser Federal Bank. Employees of K-Fed Bancorp and Kaiser Federal Bank who have been credited with at least 1,000 hours of service during a twelve month period are eligible to participate in the ESOP.

        The ESOP borrowed funds from K-Fed Bancorp to purchase 454,940 shares of the common stock sold in K-Fed Bancorp's stock offering. The shares of common stock were purchased with proceeds of a $4.5 million loan from K-Fed Bancorp. The loan to the ESOP bears interest at 4.0% and will be repaid principally from Kaiser Federal Bank's contributions to the ESOP over a period of ten years. The collateral for the loan is the shares of common stock of K-Fed Bancorp purchased by the ESOP. Shares purchased by the ESOP are held in a suspense account and are released to participants' accounts as debt service payments are made. Shares released from the ESOP are allocated to each eligible participant's ESOP account based on the ratio of each such participant's compensation to the total compensation of all eligible participants. Forfeitures are reallocated among remaining participating employees and may reduce any amount K-Fed Bancorp might otherwise have contributed to the ESOP. A participant vests in 100% of his or her account balance after six years of credited service. In the case of a "change in control," as defined in the ESOP, which triggers a termination of the ESOP, participants will become immediately fully vested in their account balances. Benefits are payable upon retirement or other separation from service. K-Fed Bancorp's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

        STAFF BONUS PLAN. Kaiser Federal Bank maintains an Annual Incentive Plan and a Long-Term Incentive Plan for our key employees. Participants are awarded a percentage of their base salary, based upon their position with Kaiser Federal Bank, that is tied to financial goals established by Kaiser Federal Bank and the attainment of personal performance goals established by the employee and his or her supervisor.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

        Kaiser Federal Bank has a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with unaffiliated third parties prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. In addition, all loans to directors and executive officers are approved by at least a majority of the independent, disinterested members of the board.

        All loans Kaiser Federal Bank makes to its directors and executive officers are subject to regulations restricting loans and other transactions with affiliated persons of Kaiser Federal Bank. Loans to all directors and executive officers and their associates totaled approximately $754,000 at June 30, 2004, which was 0.85% of our stockholders' equity at that date. All loans to directors and executive officers were performing in accordance with their terms at June 30, 2004.

EQUITY COMPENSATION PLAN INFORMATION

        As of June 30, 2004, K-Fed Bancorp did not have any equity compensation plans under which K-Fed Bancorp's common stock was authorized for issuance.

       PROPOSAL II - APPROVAL OF THE K-FED BANCORP 2004 STOCK OPTION PLAN

GENERAL

        Subject to stockholder approval at the annual meeting of stockholders, K-Fed Bancorp has established the K-Fed Bancorp 2004 Stock Option Plan (the "Stock Option Plan"). Pursuant to the Stock Option Plan, options to purchase up to 568,675 shares of common stock may be granted to Kaiser Federal Bank's and K-Fed Bancorp's employees and directors. As of August 31, 2004, the market value of the common stock was $13.08 per share. The board of directors of K-Fed Bancorp believes that it is appropriate to adopt a flexible and comprehensive stock option plan that permits the granting of a variety of long-term incentive awards to directors and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of Kaiser Federal Bank and K-Fed Bancorp most depends. Attached as Exhibit B to this proxy statement is the complete text of the form of the Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

        The Stock Option Plan complies with the requirements of the Office of Thrift Supervision and the Office of Thrift Supervision does not endorse or approve the Stock Option Plan in any manner.

        The number of shares to be awarded as a percentage of the shares not held by K-Fed Mutual Holding Company ("Minority Shares") and as a percentage of all outstanding shares is as follows:


                                                           % OF TOTAL
   NUMBER OF SHARES         % OF MINORITY SHARES        OUTSTANDING SHARES
   ----------------         --------------------        ------------------
        568,675                     10.0%                      3.91%

PRINCIPAL FEATURES OF THE STOCK OPTION PLAN

        The Stock Option Plan provides for awards in the form of stock options and/or limited stock appreciation rights ("Limited Rights"). Each award shall be on such terms and conditions, consistent with the Stock Option Plan and applicable Office of Thrift Supervision regulations, as the committee administering the Stock Option Plan may determine.

        The term of stock options generally will not exceed ten years from the date of grant. Stock options granted under the Stock Option Plan may be either "Incentive Stock Options" as defined under Section 422 of the Internal Revenue Code or stock options not intended to qualify as such. No stock option awards have been granted to date under the Stock Option Plan.

        Shares issued upon the exercise of a stock option may be either authorized but unissued shares, treasury shares, or shares acquired by K-Fed Bancorp in open market purchases. Any shares of K-Fed Bancorp common stock subject to an award that expires or is terminated unexercised will again be available for issuance under the Stock Option Plan. Generally, in the discretion of the board of directors, all or any vested non-qualified stock options granted under the Stock Option Plan may be transferable by the participant but only to the persons or classes of persons determined by the board of directors. No other award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

        The Stock Option Plan will be administered by a committee (the "Committee") consisting of either (i) at least two "non-employee directors" (as defined in the Stock Option Plan) of K-Fed Bancorp, or (ii) the entire board of directors of K-Fed Bancorp. The members of the Committee shall be appointed by the board of directors of K-Fed Bancorp. Pursuant to the terms of the Stock Option Plan, outside directors and key employees of Kaiser Federal Bank, K-Fed Bancorp or their affiliates are eligible to participate. As of August 31, 2004, there were six non-employee directors eligible to participate in the Stock Option Plan. Subject to the provisions of the Stock Option Plan and Office of Thrift Supervision regulations and policy, the Committee will determine to whom the awards will be granted, in what amounts, and the period over which such awards will vest. Under Office of Thrift Supervision regulations the vesting amount may not be more than 20% per year. In addition, the aggregate amount of the awards granted to the directors may not exceed 30% of the shares in the plan, no individual director may receive more than 5% of the shares in the plan and no employee may receive more than 25% of the shares in the plan. The Committee may accelerate the time period for exercising options subject to Office of Thrift Supervision regulations.

        In granting awards under the Stock Option Plan, the Committee will consider, among other things, position and years of service, and the value of the individual's services to Kaiser Federal Bank and K-Fed Bancorp. The exercise price of stock options will be at least the fair market value of the underlying common stock at the time of the grant. Once granted, stock options may not be re-priced (i.e., the exercise price may not be changed other than adjustments for stock splits, stock dividends and similar events). The exercise price may be paid in cash, common stock, or via a broker-assisted "cashless exercise" (as defined in the Stock Option Plan).

        STOCK OPTIONS. Incentive stock options can only be granted to employees of Kaiser Federal Bank, K-Fed Bancorp or an "affiliate" (i.e., a parent or subsidiary corporation of Kaiser Federal Bank and K-Fed Bancorp). Outside directors will be granted non-qualified stock options. No option granted to an officer in connection with the Stock Option Plan will be exercisable as an incentive stock option subject to incentive tax treatment if exercised more than three months after the date on which the optionee terminates employment with Kaiser Federal Bank and/or K-Fed Bancorp, except as set forth below. In the event a participant ceases to maintain continuous service with K-Fed Bancorp or an affiliate by reason of death, disability or following a change in control, options still subject to restrictions will vest and be free of these restrictions and can be exercised for up to one year after cessation of service but in no event beyond the expiration of the options' original term. In the event a participant ceases to maintain continuous service for any other reason, the participant will forfeit all nonvested options. The participant's vested options will remain exercisable for up to three months in the case of incentive stock options, and one year in the case of non-qualified stock options. If an optionee terminates employment with Kaiser Federal Bank, K-Fed Bancorp or an affiliate, any incentive stock options exercised more than three months following the date the optionee terminates employment shall be treated as a non-qualified stock option; provided, however, that in the event of death or disability, incentive stock options may be exercised and receive incentive tax treatment for up to at least one year following termination of employment, subject to the requirements of the Internal Revenue Code.

        In the event of death or disability of an optionee, K-Fed Bancorp, if requested by the optionee or beneficiary, may elect, in exchange for the option, to pay the optionee or beneficiary the amount by which the fair market value of the common stock exceeds the exercise price of the option on the date of the optionee's termination of service for death or disability.

        LIMITED STOCK APPRECIATION RIGHTS. The Committee may grant Limited Rights (as defined in the Stock Option Plan) to employees simultaneously with the grant of any option. A Limited Right gives the option holder the right, upon a change in control of K-Fed Bancorp or Kaiser Federal Bank, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. Limited Rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Payment upon exercise of a Limited Right will be in cash.

        Limited Rights may be granted at the time of, and must be related to, the grant of a stock option. The exercise of one will reduce to that extent the number of shares represented by the other. If a Limited Right is granted with and related to an incentive stock option, the Limited Right must satisfy all the restrictions and limitations to which the related incentive stock option is subject.

        EFFECT OF ADJUSTMENTS. Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of K-Fed Bancorp without receipt of payment or consideration by K-Fed Bancorp.

        In the case of any merger, consolidation or combination of K-Fed Bancorp with or into another holding company or other entity, whereby holders of common stock will receive a cash payment (the "Merger Price") for each share of common stock exchanged in the transaction, any individual with exercisable options will receive an amount equal to the difference between the Merger Price times the number of shares of common stock subject to such options and the aggregate exercise price of all surrendered options.

        AMENDMENT AND TERMINATION. The board of directors of K-Fed Bancorp may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any individual, without his consent, in any award made pursuant to the plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Stock Option Plan.

        FEDERAL INCOME TAX CONSEQUENCES. The following brief description of the tax consequences of stock option grants under the Stock Option Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

        The exercise of a stock option which is an "Incentive Stock Option" within the meaning of Section 422 of the Internal Revenue Code will generally not, by itself, result in the recognition of taxable income to the individual nor entitle K-Fed Bancorp to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an adjustment to alternative minimum taxable income which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The disposition of an Incentive Stock Option share prior to the end of the applicable holding period (i.e., the longer of two years from the date of grant or one year from the date of exercise) will cause any gain to be taxed at ordinary income tax rates, with respect to the spread between the exercise price and the fair market value of the share on the date of exercise and at applicable capital gains rates with respect to any post exercise appreciation in the value of the share.

        The exercise of a non-qualified stock option will result in the recognition of ordinary income on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise.

        The exercise of a Limited Right will result in the recognition of ordinary income by the individual on the date of exercise equal to the amount of cash acquired pursuant to the exercise.

        K-Fed Bancorp will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the individual under the various circumstances described above, provided that K-Fed Bancorp meets its federal withholding tax obligations.

        The affirmative vote of a majority of the total votes eligible to be cast at the annual meeting of stockholders, excluding votes eligible to be cast by K-Fed Mutual Holding Company, is required for approval of the Stock Option Plan.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE STOCK OPTION PLAN.

                  PROPOSAL III - APPROVAL OF THE K-FED BANCORP
                       2004 RECOGNITION AND RETENTION PLAN

GENERAL

        Subject to stockholder approval at the annual meeting of stockholders, K-Fed Bancorp has established the K-Fed Bancorp 2004 Recognition and Retention Plan (the "Recognition Plan") as a method of providing certain key employees and outside directors of K-Fed Bancorp and Kaiser Federal Bank with a proprietary interest in K-Fed Bancorp in a manner designed to encourage such persons to remain with K-Fed Bancorp and/or Kaiser Federal Bank, and to provide further incentives to achieve corporate objectives. The following discussion is qualified in its entirety by reference to the Recognition Plan, the text of which is attached hereto as Exhibit C.

        K-Fed Bancorp intends to contribute stock or sufficient funds for the Recognition Plan to acquire 227,470 shares of common stock of K-Fed Bancorp, which will be available to be awarded to key employees and outside directors of K-Fed Bancorp. It is expected that such shares will be purchased in the open market, although authorized but unissued shares and treasury shares may be used. No stock awards have been granted to date under the Recognition Plan.

        The Recognition Plan complies with the requirements of the Office of Thrift Supervision and the Office of Thrift Supervision does not endorse or approve the Plan in any manner.

        The number of shares to be awarded as a percentage of the Minority Shares and as a percentage of all outstanding shares is as follows:

                                                           % OF TOTAL
   NUMBER OF SHARES         % OF MINORITY SHARES        OUTSTANDING SHARES
   ----------------         --------------------        ------------------
       227,470                      4.0%                       1.57%

PRINCIPAL FEATURES OF THE RECOGNITION PLAN

        The Recognition Plan provides for the award of shares of common stock ("Recognition Plan Shares") subject to the restrictions described below. As of August 31, 2004, the market value of the common stock was $13.08 per share. Each award under the Recognition Plan will be made on terms and conditions consistent with the Recognition Plan.

        The Recognition Plan will be administered by a committee (the "Committee"), which shall be appointed by the board of directors of K-Fed Bancorp and shall consist of either (i) at least two "non-employee directors" (as defined in the Recognition Plan) of K-Fed Bancorp or (ii) the entire board of directors of K-Fed Bancorp. The Committee will select the recipients and terms of awards pursuant to the Recognition Plan. Pursuant to the terms of the Recognition Plan, any director or key employee of Kaiser Federal Bank, K-Fed Bancorp or its affiliates may be selected by the Committee to participate in the Recognition Plan. In determining to whom and in what amount to grant awards, the Committee will consider the position and responsibilities of eligible persons, the value of their services to K-Fed Bancorp and Kaiser Federal Bank and other factors it deems relevant. As of August 31, 2004, there were six non-employee directors eligible to participate in the Recognition Plan.

        The Committee will determine the period during which or at the expiration of which the shares awarded as restricted stock vest. Under Office of Thrift Supervision regulations the vesting amount may not be more than 20% per year. In addition, the aggregate amount of the awards granted to the directors may not exceed 30% of the shares in the plan, no individual director may receive more than 5% of the shares in the plan and no employee may receive more than 25% of the shares in the plan. In its discretion, the Committee may accelerate the time at which any or all of the restrictions will lapse, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such restricted period. Subject to the above restrictions, in the event a recipient ceases to maintain continuous service with K-Fed Bancorp or Kaiser Federal Bank by reason of death or disability or following a change in control, the Recognition Plan Shares still subject to restrictions ("restricted stock") will vest and be free of these restrictions. In the event of termination for any other reason, all nonvested restricted stock will be forfeited. Prior to vesting of the nonvested restricted stock, a recipient will have the right to vote the nonvested restricted stock, which has been awarded to the recipient and will receive any dividends declared on such nonvested restricted stock. Nonvested restricted stock is subject to forfeiture if the recipient fails to remain in the continuous service (as defined in the Recognition Plan) as an employee, officer, or director of K-Fed Bancorp or Kaiser Federal Bank for the restricted period.

        EFFECT OF ADJUSTMENTS. Restricted stock awarded under the Recognition Plan will be adjusted by the Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure.

        FEDERAL INCOME TAX CONSEQUENCES. Holders of restricted stock will recognize ordinary income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of restricted stock will also recognize compensation income (or in the case of non-employee directors, self employment income) equal to their dividend payments when such payments are received. Generally, the amount of income recognized by individuals will be a deductible expense for tax purposes by K-Fed Bancorp.

        AMENDMENT TO THE RECOGNITION PLAN. The board of directors of K-Fed Bancorp may at any time amend, suspend or terminate the Recognition Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any award recipient, without his consent, in any award therefore made pursuant to the Recognition Plan.

        The affirmative vote of a majority of the total votes eligible to be cast at the annual meeting of stockholders, excluding votes eligible to be cast by K-Fed Mutual Holding Company, is required to approve the Recognition Plan.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE RECOGNITION PLAN.

        PROPOSAL IV - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        K-Fed Bancorp's independent auditor for the year ended June 30, 2004 was McGladrey & Pullen, LLP. The audit committee of K-Fed Bancorp has approved the engagement of Crowe Chizek and Company LLC to be K-Fed Bancorp's independent auditor for the fiscal year ending June 30, 2005, subject to the ratification of the engagement by K-Fed Bancorp's stockholders. At the annual meeting, the stockholders of K-Fed Bancorp will consider and vote on the ratification of the engagement of Crowe Chizek and Company LLC for K-Fed Bancorp's fiscal year ending June 30, 2005. Neither representatives of McGladrey & Pullen, LLP nor Crowe Chizek and Company LLC are expected to attend the annual meeting.

        On September 16, 2004, the audit committee of K-Fed Bancorp met and decided to dismiss McGladrey & Pullen, LLP as K-Fed Bancorp's independent auditor. K-Fed Bancorp's financial statements in recent years, including the years ended June 30, 2004 and 2003, were audited by McGladrey & Pullen, LLP. On

September 16, 2004, the audit committee also approved the engagement of Crowe Chizek and Company LLC as K-Fed Bancorp's independent auditor for the fiscal year ending June 30, 2005.

        The reports of McGladrey & Pullen, LLP on the financial statements of K-Fed Bancorp for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and through September 16, 2004, there were no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey & Pullen, LLP would have caused McGladrey & Pullen, LLP to make reference thereto in its report on K-Fed Bancorp's financial statements. During the two most recent fiscal years and through September 16, 2004, there were no reportable events (as set forth in Regulation S-K Item 304(a)(1)(v)) with McGladrey & Pullen, LLP.

        During the two most recent fiscal years and through September 16, 2004, neither K-Fed Bancorp nor anyone on its behalf consulted with Crowe Chizek and Company LLC regarding either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on K-Fed Bancorp's financial statements; or (ii) any matter that was the subject matter of a disagreement or reportable event with McGladrey & Pullen, LLP (as set forth in Regulation S-K Item 304 (a)(1)(iv) or (v)).

        Set forth below is certain information concerning aggregate fees billed for professional services rendered by McGladrey & Pullen, LLP and its affiliate, RSM McGladrey, Inc., during the fiscal years ended June 30, 2003 and June 30, 2004.

        The aggregate fees included in the audit category were fees billed for the fiscal years for the audit of K-Fed Bancorp's annual financial statements and the review of K-Fed Bancorp's quarterly financial statements. The aggregate fees included in each of the other categories were fees billed in the noted fiscal years.

                                                   2004          2003
                                                ----------     ---------
        Audit Fees                               $200,000       $35,000
        Audit-Related Fees                           --         $51,000
        Tax Fees                                 $ 17,000       $31,870
        All Other Fees                           $ 22,000       $38,500

        AUDIT FEES. Audit fees of $35,000 in fiscal year 2003 were for professional services rendered for the audit of the financial statements of Kaiser Federal Bank, a mutual savings association. Audit fees of $200,000 in fiscal 2004 were for the audit of the consolidated financial statements of K-Fed Bancorp. The audit fees for fiscal 2004 includes fees relating to K-Fed Bancorp's initial public offering, review of the financial statements included in K-Fed Bancorp's quarterly reports on Form 10-Q and the internal controls attestation required under SEC regulations.

        AUDIT-RELATED FEES. Audit-related fees of $51,000 in fiscal year 2003 were for internal audit assistance, which are reasonably related to the performance of the audit of and review of the financial statements and that are not reported in "Audit Fees," above.

        TAX FEES. Tax fees of $31,870 in fiscal year 2004 and $11,900 in fiscal year 2003 were for services related to tax compliance and tax planning.

        ALL OTHER FEES. Other fees of $22,000 in fiscal 2004 were for information technology consulting and other fees of $38,500 in fiscal year 2003 were for information technology consulting and other services.

        The audit committee has considered whether the provision of non-audit services, which relate primarily to tax consulting services rendered, is compatible with maintaining the independence of McGladrey & Pullen, LLP. The audit committee concluded that performing such services does not affect the independence of McGladrey & Pullen, LLP in performing its function as auditor of K-Fed Bancorp.

        The audit committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The audit committee has delegated pre-approval authority to its chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full audit committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The tax fees paid in fiscal year 2004 were for services commenced prior to the implementation of the audit committee's pre-approval policies.

        In order to ratify the selection of Crowe Chizek and Company LLC as the auditors for the fiscal year ending June 30, 2005, the proposal must receive at least a majority of the votes cast, without regard to broker non-votes, either in person or by proxy, in favor of such ratification. The audit committee of the board of directors recommends a vote "FOR" the ratification of Crowe Chizek and Company LLC as the independent auditors for the fiscal year ending June 30, 2005.

                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

        The bylaws of K-Fed Bancorp provide an advance notice procedure for certain business, or nominations to the board of directors, to be brought before an annual meeting. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of K-Fed Bancorp. To be timely a stockholder's notice must be delivered to or mailed and received at the principal executive offices of K-Fed Bancorp no later than five days before the date of the meeting. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on K-Fed Bancorp's books, of the stockholder proposing such business, (c) the class and number of shares of K-Fed Bancorp which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. The chairman of an annual meeting may, if the facts warrant, determine and declare to the meeting that certain business was not properly brought before the meeting in accordance with the provisions of K-Fed Bancorp's bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations. Accordingly, advance written notice of business or nominations to the board of directors to be brought before the 2005 Annual Meeting of Stockholders must be given to K-Fed Bancorp no later than five days prior to the date of the meeting, as indicated above.

                              STOCKHOLDER PROPOSALS

        In order to be eligible for inclusion in K-Fed Bancorp's proxy materials for K-Fed Bancorp's 2005 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at K-Fed Bancorp's executive office, 1359 North Grand Avenue, Covina, California 91724, no later than May 28, 2005. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                  OTHER MATTERS

        The board of directors is not aware of any business to come before the annual meeting other than the matters described above in the proxy statement. However, if any matters should properly come before the annual meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

                                  MISCELLANEOUS

        The cost of solicitation of proxies will be borne by K-Fed Bancorp. K-Fed Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. K-Fed Bancorp has retained Georgeson Shareholder Communications, Inc., to assist in the solicitation of proxies and will pay a fee up to $8,500 plus reimbursement of out of pocket expenses. In addition to solicitations by mail, directors, officers and regular employees of

K-Fed Bancorp may solicit proxies personally or by telegraph or telephone without additional compensation. K-Fed Bancorp's 2004 Annual Report to Stockholders has been mailed to all stockholders of record as of August 31, 2004. Any stockholder who has not received a copy of such annual report may obtain a copy by writing K-Fed Bancorp at the address below. Such annual report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

               HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

        K-Fed Bancorp intends to deliver only one annual report and proxy statement to multiple registered stockholders sharing the same address unless it has received contrary instructions from one or more of the stockholders. If individual stockholders wish to receive a separate copy of the annual report or proxy statement they may call or write and request separate copies currently or in the future as follows:

                              Stockholder Relations
                              K-Fed Bancorp
                              1359 North Grand Avenue
                              Covina, California 91724
                              Phone:   (800) 524-2274
                              Fax:     (626) 858-5745

Registered stockholders sharing the same address and receiving multiple copies of annual reports or proxy statements may request the delivery of a single copy by writing or calling the above address or phone number.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Rita H. Zwern

                                             Rita H. Zwern
                                             Secretary

Covina, California
September 24, 2004

                                                                       EXHIBIT A

                                  K-FED BANCORP

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

PREAMBLE

This Audit Committee Charter (the "Charter") has been adopted by the Board of Directors of K-Fed Bancorp (the "Company"). The Audit Committee of the Board shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

OBJECTIVES OF COMMITTEE

o To provide assistance to the Board of Directors in fulfilling its fiduciary responsibilities to oversee management's activities relating to accounting, record keeping, financial reporting, internal controls, disclosure controls and internal control over financial reporting.

o Provide a vehicle and establish a forum for the free and open communication of views and information among the Company's directors, independent public accounting firm, internal auditor and management.

o To review the independence of the Company's independent public accounting firm and the objectivity of internal auditor.

o       To review the adequacy and reliability of disclosures to stockholders.

o To perform the audit committee functions specified by the Securities and Exchange Commission and the NASDAQ National Market.

o To establish and maintain a system for confidential complaints regarding the Company's accounting, financial reporting, internal controls, disclosure controls, and internal control over financial reporting.

o The committee's duties do not include planning or conducting external or internal audits or determining that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Nor is it the duty of the committee to assure compliance with laws and regulations. These are the responsibilities of management.

ROLES AND RESPONSIBILITIES

The responsibilities of the committee include the following:

INDEPENDENT AUDITORS:

o Appoint an independent public accounting firm for the purpose of auditing the Company's financial statements and, if and when required, attesting to its internal controls.

o Assess the qualifications of the Company's public auditing firm and its lead engagement partner. Oversee and evaluate the performance of such person and firm; if necessary, remove them.

o Obtain annually from the Company's independent public auditing firm a formal written statement describing all relationships between the firm and the Company, consistent with Independence Standards Board Standard Number 1. Discuss with the Company's independent public auditing firm any relationships that may impact the objectivity and independence of such firm and take, or recommend that the Board take, appropriate actions with respect to the independence of such firm from the Company.

o Resolve any disagreements between management and the Company's independent public auditing firm regarding accounting, financial reporting, disclosure controls, internal control over financial reporting and similar matters.

o Approve, in advance, all audit and non-audit services to be performed for the Company by its independent public auditing firm, subject to applicable law and regulation. Negotiate and approve all fees and engagement terms of the Company's independent public auditing firm for audit and non-audit services.

o Obtain assurance from the Company's independent public auditing firm that Section 10A(b) of the Exchange Act has not been implicated.

o Review with the Company's independent public auditing firm the plan, procedures and scope of its annual audit of the Company's financial statements.

FINANCIAL REPORTING REVIEW:

o Review at least annually critical accounting policies, alternate treatments within GAAP and significant assumptions and estimates with respect to the Company's financial statements with its management and independent public auditing firm. In connection with such review, review the financial accounting and reporting treatments preferred by the Company's independent auditing firm.

o Review and discuss the Company's audited financial statements with management and the Company's independent public auditing firm including all of the matters indicated in

        Statement of Auditing Standards Number 61. Based on such review, recommend to the board whether such audited financial statements should be included in the Company's Annual Report on Form 10-K and Annual Report to Stockholders for the relevant fiscal year.

o Review material written communications between the Company's independent public auditing firm and management including the management letter and schedule of unadjusted differences.

o Review and discuss with management and Company's independent public auditing firm on at least an annual basis the Company's disclosure of off-balance sheet data and non-financial data.

o Review and discuss with management and the Company's independent public auditing firm the appropriateness (and the reconciliation to GAAP) of any pro forma data to be included in the Company's public financial reports.

o Review and discuss with management and the Company's independent public auditing firm prior to release any proposed earnings announcement or financial press release.

o Review and discuss with management and the Company's independent public auditing firm prior to filing the Company's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and any other SEC disclosure filings.

o Monitor the efforts of management and the Company's independent public auditors to resolve any deficiencies noted in its financial statements or accounting process.

INTERNAL CONTROLS, DISCLOSURE CONTROLS AND INTERNAL CONTROL OVER FINANCIAL
REPORTING:

o Oversee the selection, compensation and performance of the Company's internal auditor. Assess the qualifications and independence of the Company's internal auditor.

o Discuss with the Company's management, independent public auditing firm and internal auditor the organization, scope, objectivity, budget and staffing of the Company's internal audit.

o Determine that no restrictions are placed upon the scope of the internal audit. Assess reports regarding computer systems, facilities and backup systems.

o Review regulatory examination reports and internal audit reports and monitor management's compliance efforts.

o Review with the Company's independent public auditing firm, internal auditor and management, the adequacy and effectiveness of the Company's internal controls (including internal control over financial reporting) and disclosure controls.

o Review reports of management and the Company's independent public auditing firm on internal and quality controls including, if and when required by applicable law or regulations, management's report and the independent public auditing firm's attestation on internal control over financial reporting.

o Discuss with management on a quarterly basis its review and conclusions regarding the Company's disclosure controls and whether there has been any changes in the Company's internal control over financial reporting.

OTHER:

o Discuss the Company's legal and regulatory compliance with the Company's Chief Compliance Officer on at least an annual basis.

o Review and, to the extent required under applicable SEC and NASDAQ rules, approve all transactions with related parties.

o Establish procedures for (a) the receipt, retention and treatment of any complaints received by the Company on accounting, financial reporting, internal control, internal control over financial reporting, or auditing matters and (b) the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting, financial reporting, internal controls, internal control over financial reporting and auditing matters.

o       Reassess the adequacy of this Charter at least annually.

ORGANIZATION

o The committee shall consist of a minimum of three outside directors of the Company. All members must be (i) financially literate, (ii) able to read and understand financial statements and (iii) able to satisfy applicable NASDAQ and SEC requirements with respect thereto. In addition, at least one member of the committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such member's financial sophistication, (including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.)

o All members of the committee must be free from any relationship with the Company which would interfere with their independent judgement. Other than in his or her capacity as a member of the board of directors or any committee thereof, no audit committee member shall accept directly or indirectly any fee or other compensation from the Company or any subsidiary and no audit committee member may be an affiliated person of the Company. No audit committee member or any of his family members shall have been employed by the Company, its independent public auditing firm or any of their affiliates or, received any payments from the Company (except as set forth above), its independent public accounting firm or any of their affiliates over the last three years. All audit committee members must comply with the independence requirements of the NASDAQ and the SEC.

o Required Meetings. The committee shall meet at least four times a year and more frequently as circumstances require. The timing of meetings shall be determined by the committee. However, at least once per year, the committee shall have private meetings with each of the Company's independent public auditing firm, management and the internal auditor.

o One member of the committee shall be appointed as chairman. The chairman shall be responsible for leadership of the committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the board. The chairman will also maintain regular liaison with the Company's CEO, CFO, the lead partner of its independent public auditing firm, the internal auditor and the general counsel.

o The committee shall have the power to conduct or authorize investigations into any matters within its scope of responsibilities. The committee is empowered to engage independent counsel and such other advisers as it determines necessary or appropriate to carry out its duties. The Company shall pay all expenses of such advisers and any other expenses that are necessary or appropriate for carrying out the committee's duties.

                                                                       EXHIBIT B

                                  K-FED BANCORP
                             2004 STOCK OPTION PLAN


1.      PURPOSE

        The purpose of the K-Fed Bancorp 2004 Stock Option Plan (the "Plan") is to advance the interests of K-Fed Bancorp (the "Company") and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including Kaiser Federal Bank (the "Bank"), upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

2.      DEFINITIONS

        "AFFILIATE" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

        "AWARD" means an Award of Non-Statutory Stock Options, Incentive Stock Options and Limited Rights granted under the provisions of the Plan.

        "BANK" means Kaiser Federal Bank, or a successor corporation.

        "BENEFICIARY" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his/her estate.

        "BOARD" or "BOARD OF DIRECTORS" means the board of directors of the Company, unless otherwise noted herein.

        "CAUSE" means personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

        "CHANGE IN CONTROL" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities, except for any securities purchased by the Company's employee stock ownership plan or trust; or
(b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, PROVIDED that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he/she were a member of the Incumbent Board; or
(c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction occurs in which the Bank or Company is not the surviving institution; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

        "CODE" means the Internal Revenue Code of 1986, as amended.

        "COMMITTEE" means the committee consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

        "COMMON STOCK" means shares of the common stock of the Company, par value $.01 per share.

        "COMPANY" means K-Fed Bancorp, the stock holding company of the Bank, or a successor corporation.

        "CONTINUOUS SERVICE" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee or continuation of service as a Director Emeritus following termination of service as a Director. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other approved leave of absence or in the case of transfers between payroll locations of the Company, its subsidiaries or its successor.

        "DATE OF GRANT" means the actual date on which an Award is granted by the Committee.

        "DIRECTOR" means a member of the Board.

        "DIRECTOR EMERITUS" means a former member of the Board who has been appointed to a Director Emeritus position.

        "DISABILITY" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director or Outside Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said employee's lifetime.

        "EFFECTIVE DATE" means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

        "FAIR MARKET VALUE" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported on the Nasdaq stock market (as published in THE WALL STREET Journal, if published) on the day prior to such date, or if the Common Stock was not traded on the day prior to such date then, on the next preceding day on which the Common Stock was traded; PROVIDED, HOWEVER, that if the Common Stock is not reported on the Nasdaq stock market, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

        "INCENTIVE STOCK OPTION" means an Option granted by the Committee to a Key Employee, which Option is designated as an Incentive Stock Option pursuant to Section 9.

        "KEY EMPLOYEE" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

        "LIMITED RIGHT" means the right to receive an amount of cash based upon the terms set forth in Section 10.

        "NON-EMPLOYEE DIRECTOR" means, for purposes of the Plan, a Director who
(a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

        "NON-STATUTORY STOCK OPTION" means an Option granted by the Committee to
(i) an Outside Director or (ii) any other Participant and such Option is either
(a) not designated by the Committee as an Incentive Stock Option, or (b) fails to satisfy the requirements of an Incentive Stock Option as set forth in Section 422 of the Code and the regulations thereunder.

        "OTS" means the Office of Thrift Supervision.

        "OPTION" means an Award granted under Section 8 or Section 9.

        "OUTSIDE DIRECTOR" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

        "PARTICIPANT" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an Award under the Plan.

        "RIGHT" means a Limited Right.

        "TERMINATION FOR CAUSE" means the termination of employment or termination of service on the Board caused by the individual's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, any of which results in material loss to the Company or one of its Affiliates.

3.      ADMINISTRATION OF THE PLAN

        (a) ROLE OF THE COMMITTEE. The Plan shall be administered by the Committee. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan and subject to OTS regulations and policy, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

        (b) ROLE OF THE BOARD. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board of Directors of the Company. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan.

        (c) PLAN ADMINISTRATION RESTRICTIONS. All transactions involving a grant, award or other acquisitions from the Company shall:

                (i) be approved by the Company's full Board or by the Committee;

                (ii) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote, provided that such ratification occurs no later than the date of the next annual meeting of stockholders; or

                (iii) result in the acquisition of Common Stock that is held by the Recipient for a period of six months following the date of such acquisition.

        (d) LIMITATION ON LIABILITY. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful.

        Notwithstanding anything herein to the contrary, and subject to any adjustment that may be made pursuant to Section 18 hereof, once an Option has been awarded at Fair Market Value, the Committee shall not have authority to reprice such Option so that the exercise price of the Option shall be less than the exercise price on the Date of Grant.

4.      TYPES OF AWARDS

        Awards under the Plan may be granted in any one or a combination of: (a) Incentive Stock Options; (b) Non-Statutory Stock Options, and (c) Limited Rights.

5.      STOCK SUBJECT TO THE PLAN

        Subject to adjustment as provided in Section 18, the maximum number of shares reserved for issuance under the Plan is 568,675 shares. Shares issued under the Plan may be issued by the Company from authorized but unissued shares, treasury shares, or acquired by the Company in open market purchases. The maximum number of Options that may be awarded to a Key Employee is 142,169. To the extent that Options or Rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options together with any related Rights granted under the Plan terminate, expire or are forfeited without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares.

        Any shares that are issued by the Company, and any Awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an affiliate thereof, or in substitution for, outstanding Awards previously granted by an acquired company, shall not be counted against the shares available for issuance under the Plan.

6.      ELIGIBILITY

        Key Employees of the Company and its Affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, and Limited Rights under the Plan. Outside Directors shall be eligible to receive Non-Statutory Stock Options under the Plan.

7.      GENERAL TERMS AND CONDITIONS OF OPTIONS AND RIGHTS

        (a) The Committee shall have full and complete authority and discretion, subject to OTS regulations and policy and except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions:
(i) the Exercise Price of any Option or Right, which shall not be less than the Fair Market Value per share on the Date of Grant, (ii) the number of shares of Common Stock subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the Date of Grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon shares of Common Stock which may be issued upon exercise of such Option or Right.

        (b) The following provisions shall apply to all Awards made under this Plan: no individual officer shall be granted Awards with respect to more than 25% of the total shares (or 142,169 shares) subject to the Plan; no Outside Director shall be granted Awards with respect to more than 5% of the total shares of Common Stock subject to the Plan; all Outside Directors in the aggregate may not be granted Awards with respect to more than 30% of the total shares of Common Stock subject to the Plan; no Awards shall begin vesting earlier than one year from the date the Plan is approved by stockholders of the Company; and no Awards shall vest at a rate in excess of 20% per year beginning one year from the Date of Grant.

        (c) Notwithstanding any provision of this Plan to the contrary, all executive officers or directors must exercise or forfeit their Awards in the event that the Bank becomes critically undercapitalized (as defined in 12 C.F.R. section 565.4), becomes subject to enforcement action by the OTS, or receives a capital direction from the OTS pursuant to 12 C.F.R. section 565.7.

8.      NON-STATUTORY STOCK OPTIONS

        The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Key Employees and Outside Directors. Non-Statutory Stock Options granted under the Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this Section.

        (a) OPTION AGREEMENT. Each Option shall be evidenced by a written option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

        (b) PRICE. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be the Fair Market Value of the Common Stock of the Company on the Date of Grant. Shares may be purchased only upon full payment of the purchase price in one or more of the manners set forth in Section 14 hereof, as determined by the Committee.

        (c) VESTING. Subject to Section 7(b) hereof, a Non-Statutory Stock Option granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. No Options shall become vested in a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein. The Committee may, subject to OTS regulations and policy, accelerate the time at which any Non-Statutory Stock Option may be exercised in whole or in part.

        (d) EXERCISE OF OPTIONS. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his/her designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares, determined on the exercise date in the manner described in Section 2 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

        (e) AMOUNT OF AWARDS. Subject to Section 7(b) hereof, Non-Statutory Stock Options may be granted to any Key Employee or Outside Director in such amounts as determined by the Committee. In granting Non-Statutory Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibility of the Key Employee or Outside Director, the length and value of his/her service to the Bank, the Company or the Affiliate, the compensation paid to the Key Employee or Outside Director, and the Committee's evaluation of the performance of the Bank, the Company or the Affiliate, according to measurements that may include, among others, key financial ratios, level of classified assets and independent audit findings.

        (f) TERM OF OPTIONS. Unless the Committee determines otherwise, the term during which Non-Statutory Stock Options may be exercised shall not exceed ten years from the Date of Grant. In no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than ten years from the Date of Grant.

        (g) TERMINATION OF CONTINUOUS SERVICE. Upon the termination of a Key Employee's or Outside Director's Continuous Service, for any reason other than death, Disability, Termination for Cause, termination following a Change in Control (other than for Cause following a Change in Control), the Participant's Non-Statutory Stock Options shall be exercisable only as to those shares that were vested on the date of termination and only for one year following termination. In the event of Termination for Cause, all rights under a Participant's Non-Statutory Stock Options shall expire upon termination. In the event of the Participant's termination of Continuous Service due to death, Disability, or following a Change in Control, all Non-Statutory Stock Options held by the Participant, whether or not vested at such time, shall vest and become exercisable by the Participant or his/her legal representative or beneficiaries for one year following the date of such termination, death or cessation of employment or service, PROVIDED that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

        (h) TRANSFERABILITY. In the discretion of the Board, all or any Non-Statutory Stock Option granted hereunder may be transferable by the Participant once the Option has vested in the Participant, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

9.      INCENTIVE STOCK OPTIONS

        The Committee may, from time to time, grant Incentive Stock Options to Key Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

        (a) OPTION AGREEMENT. Each Option shall be evidenced by a written option agreement between the Company and the Key Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are consistent with the terms of the Plan.

        (b) PRICE. Subject to Section 18 hereof and Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. However, if a Key Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (or under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a stockholder, partner or Beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares determined on the exercise date.

        (c) VESTING. Subject to Section 7(b) hereof, Incentive Stock Options awarded to Key Employees shall vest at the rate or rates determined by the Committee. No Incentive Stock Option shall become vested in a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein.

        (d) EXERCISE OF OPTIONS. Vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his/her designee. Such notice is irrevocable and must be accompanied by full payment of the exercise price in cash or shares of Common Stock at the Fair Market Value of such shares determined on the exercise date.

        The Options comprising each installment may be exercised in whole or in part at any time after such installment becomes vested, PROVIDED that the amount able to be first exercised in a given year is consistent with the terms of
Section 422 of the Code. To the extent required by Section 422 of the Code, the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000.

        The Committee may, in its sole discretion and subject to OTS regulations and policy, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, PROVIDED that it is consistent with the terms of
Section 422 of the Code. Notwithstanding the above, in the event of a Change in Control of the Company, all Incentive Stock Options that have been awarded shall become immediately exercisable, PROVIDED, HOWEVER, that if the aggregate Fair Market Value (determined at the time the Option is granted) of Common Stock for which Options are exercisable as a result of a Change in Control, together with the aggregate Fair Market Value (determined at the time the Option is granted) of all other Common Stock for which Incentive Stock Options become exercisable during such year, exceeds $100,000, then the first $100,000 of Incentive Stock Options (determined as of the Date of Grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options (but shall remain subject to the provisions of this Section to the extent permitted).

        (e) AMOUNTS OF AWARDS. Subject to Section 7(b) hereof, Incentive Stock Options may be granted to any eligible Key Employee in such amounts as determined by the Committee; PROVIDED that the amount granted is consistent with the terms of Section 422 of the Code. In granting Incentive Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employee, the length and value of his/her service to the Bank, the Company, or the Affiliate, the compensation paid to the Key Employee and the Committee's evaluation of the performance of the Bank, the Company, or the Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings. The provisions of this subsection (e) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

        (f) TERMS OF OPTIONS. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, provided, however, in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any Key Employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a stockholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant.

        (g) TERMINATION OF CONTINUOUS SERVICE. Upon the termination of a Key Employee's Continuous Service for any reason other than death, Disability, Termination for Cause or termination following a Change in Control (other than for Cause following a Change in Control) the Key Employee's Incentive Stock Options shall be exercisable only as to those shares that were vested by such Key Employee at the date of termination for a period of three months following termination. Upon termination of a Key Employee's Continuous Service due to death or Disability or following a Change in Control, all Incentive Options held by a Key Employee, whether or not vested at such time, shall vest and become exercisable by the Participant or his/her legal representative or beneficiaries for one year following the date of such termination, death or cessation of Continuous Service, PROVIDED that in no event shall the period extend beyond the expiration of the Stock Option term, and PROVIDED, FURTHER, that, except in the event of death or Disability, such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following termination. In the event of Termination for Cause, all rights under the Incentive Stock Options shall expire upon termination.

        In order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of an Optionee, the Optionee's death must have occurred while employed or within three months of termination of Continuous Service.

        (h) TRANSFERABILITY. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his/her lifetime only by the Key Employee to which it is granted.

        (i) COMPLIANCE WITH CODE. The options granted under this Section are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

10.     LIMITED RIGHTS

        The Committee may grant a Limited Right simultaneously with the grant of any Option to any Key Employee of the Bank or the Company, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

        (a) TERMS OF RIGHTS. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of the Company.

        The Limited Right may be exercised only when the underlying Option is eligible to be exercised, PROVIDED that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

        Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

        (b) PAYMENT. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.

11.     SURRENDER OF OPTION

        In the event of a Participant's termination of employment or termination of service as a result of death or Disability, the Participant (or his/her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee, make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment or the date of termination of service on the Board and the exercise price per share of the Option. Whether the Company accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Company is under no obligation to any Participant whatsoever to make such payments. In the event that the Company accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

12.     ALTERNATE OPTION PAYMENT MECHANISM

        The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

        (a) CASH PAYMENT. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

        (b) CASHLESS EXERCISE. Subject to vesting requirements, if applicable, a Participant may engage in a "cashless exercise" of the Option. Upon a cashless exercise, the Participant shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Participant may give the Company written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Company.

        (c) EXCHANGE OF COMMON STOCK. The Committee may permit payment of the Option exercise price by the tendering (or constructively tendering) of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock. No tendered shares of Common Stock which were acquired by the Participant upon the previous exercise of an Option or as awards under a stock award plan (such as the Company's Recognition and Retention Plan) shall be accepted for exchange unless the Participant has held such shares (without restrictions imposed by said plan or award) for at least six months prior to the exchange.

13.     RIGHTS OF A STOCKHOLDER

        A Participant shall have no rights as a stockholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate his/her services as an officer, director or employee at any time.

14.     AGREEMENT WITH PARTICIPANTS

        Each Award of Options and Limited Rights will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the

Awards, including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities laws.

15.     DESIGNATION OF BENEFICIARY

        A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option or Limited Rights to which he/she would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his/her estate will be deemed to be the Beneficiary.

16.     DILUTION AND OTHER ADJUSTMENTS

        In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, pro rata return of capital to all stockholders, recapitalization, or any merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares, without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

        (a) adjustments in the aggregate number or kind of shares of Common Stock that may be awarded under the Plan;

        (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; or

        (c) adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Limited Rights attached to such Options.

        No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a "modification" of the Award under Section 424 of the Code.

17.     EFFECT OF A CHANGE IN CONTROL ON OPTION AWARDS

        In the event of a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

        (a) provide that such Options shall be assumed, or equivalent options shall be substituted ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (1) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (2) the shares of stock issuable upon the exercise of such Substitute Options shall be registered in accordance with the Securities Act of 1933, as amended ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) fair market value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options; or

        (b) in the event of a transaction under the terms of which the holders of Common Stock will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, make or provide for a cash payment to the Participants equal to the difference between (1) the Merger Price times the number of shares of Common Stock subject to such Options held by each Participant (to the extent then exercisable at prices not in excess of the Merger Price), and (2) the aggregate exercise price of all such surrendered Options.

18.     WITHHOLDING

        There may be deducted from each distribution of cash and/or Common Stock under the Plan the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental taxable income and that are required by any governmental authority to be withheld. Shares of Common Stock will be withheld where required from any distribution of Common Stock.

19.     AMENDMENT OF THE PLAN

        The Board may at any time, and from time to time, modify or amend the Plan in any respect, or modify or amend an Award received by Key Employees and/or Outside Directors; PROVIDED, HOWEVER, that no such termination, modification or amendment may affect the rights of a Participant, without his/her consent, under an outstanding Award.

20.     EFFECTIVE DATE OF PLAN

        The Plan shall become effective upon the date of approval of the Plan by the Company's stockholders.

21.     TERMINATION OF THE PLAN

        The right to grant Awards under the Plan will terminate upon the earlier of (i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related rights equaling the maximum number of shares reserved under the Plan occurs. The Board may suspend or terminate the Plan at any time, PROVIDED that no such action will, without the consent of a Participant, adversely affect his/her rights under a previously granted Award.

22.     APPLICABLE LAW

        (a) This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and will be construed and administered in accordance with the laws of the State of California, except to the extent that federal law shall apply.

        (b) This Plan is subject to the requirements of 12 C.F.R. Part 575, including the requirements of section 575.8 and the applicable requirements of section 563b.500. Notwithstanding any other provision in this Plan, no shares of Common Stock shall be issued with respect to any Award to the extent that such issuance would cause Kaiser Federal, MHC to fail to qualify as a mutual holding company under applicable federal regulations.

                                                                       EXHIBIT C

                                  K-FED BANCORP
                       2004 RECOGNITION AND RETENTION PLAN


1.      ESTABLISHMENT OF THE PLAN; CREATION OF SEPARATE TRUST

        (a) K-Fed Bancorp (the "Company") hereby establishes the K-Fed Bancorp 2004 Recognition and Retention Plan (the "Plan") upon the terms and conditions hereinafter stated in the Plan.

        (b) A separate trust or trusts may be established to purchase shares of the Common Stock that will be awarded hereunder (the "Trust"). If a trust is established and a Recipient hereunder fails to satisfy the conditions of the Plan and forfeits all or any portion of the Common Stock awarded to him/her, such forfeited shares will be returned to said Trust. If no trust is established, forfeited shares shall be cancelled or held in treasury as determined by the Committee.

2.      PURPOSE OF THE PLAN

        The purpose of the Plan is to advance the interests of Kaiser Federal Bank (the "Bank") and the Company and the Company's stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including the Bank, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with compensation for their contributions to the Company and its Affiliates and an additional incentive to perform in a superior manner, as well as to attract people of experience and ability.

3.      DEFINITIONS

        The following words and phrases, when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

        "AFFILIATE" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) and (f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

        "AWARD" means the grant by the Committee of Restricted Stock, as provided in the Plan.

        "BANK" means Kaiser Federal Bank, or a successor corporation.

        "BENEFICIARY" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

        "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company, unless otherwise noted.

        "CAUSE" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

        "CHANGE IN CONTROL" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Company's employee stock ownership plan or trust; or
(b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, PROVIDED that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he/she were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction occurs in which the Bank or Company is not the surviving institution; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offer or.

        "CODE" means the Internal Revenue Code of 1986, as amended.

        "COMMITTEE" means the committee of the Board of the Company consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

        "COMMON STOCK" means shares of the common stock of the Company, par value $.01 per share.

        "COMPANY" means K-Fed Bancorp, the stock holding company of the Bank, or a successor corporation.

        "CONTINUOUS SERVICE" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee or continuation of service as a Director Emeritus following termination of service as a Director. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

        "DIRECTOR" means a member of the Board.

        "DIRECTOR EMERITUS" means a former member of the Board who has been appointed by the Board to a Director Emeritus position.

        "DISABILITY" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him/her, or of a Director or Outside Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee's lifetime.

        "EFFECTIVE DATE" means the date of, or a date determined by the Board following, approval of the Plan by the Company's stockholders.

        "KEY EMPLOYEE" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

        "NON-EMPLOYEE DIRECTOR" means, for purposes of the Plan, a Director who
(a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

        "OTS" means the Office of Thrift Supervision.

        "OUTSIDE DIRECTOR" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

        "RECIPIENT" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an Award under the Plan.

        "RESTRICTED PERIOD" means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 6 with respect to Restricted Stock awarded under the Plan.

        "RESTRICTED STOCK" means shares of Common Stock that have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

4.      ADMINISTRATION OF THE PLAN

        (a) ROLE OF THE COMMITTEE. The Plan shall be administered by the Committee. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan and subject to OTS regulations and policy, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

        (b) ROLE OF THE BOARD. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board of Directors of the Company. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, PROVIDED, HOWEVER, that except as provided in Section 6(b), the Board may not revoke any Award except in the event of revocation for Cause.

        (c) PLAN ADMINISTRATION RESTRICTIONS. All transactions involving a grant, award or other acquisitions from the Company shall:

                (i) be approved by the Company's full Board or by the Committee;

                (ii) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote, provided that such ratification occurs no later than the date of the next annual meeting of stockholders; or

                (iii) result in the acquisition of Common Stock that is held by the Recipient for a period of six months following the date of such acquisition.

        (d) LIMITATION ON LIABILITY. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him/her in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him/her in connection with such action, suit or proceeding if he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.      ELIGIBILITY; AWARDS

        (a) ELIGIBILITY. Key Employees and Outside Directors are eligible to receive Awards.

        (b) AWARDS TO KEY EMPLOYEES AND OUTSIDE DIRECTORS. The Committee may determine which of the Key Employees and Outside Directors referenced in Section 5(a) will be granted Awards and the number of shares covered by each Award; provided, HOWEVER, that in no event shall any Awards be made that will violate the Bank's Charter and Bylaws, the Company's Charter and Bylaws, or any applicable federal or state law or regulation. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The aggregate number of shares that shall be issued under the Plan is 227,470. Awards issued under the Plan may be issued by the Company from authorized but unissued shares, treasury shares or shares acquired by the Company in open market purchases.

        (c) The following provisions shall apply to all Awards made under this plan: no individual officer shall be granted Awards with respect to more than 25% of the total shares subject to the Plan; no Outside Director shall be granted Awards of more than 5% of the total shares of Common Stock subject to the Plan; all Outside Directors in the aggregate may not be granted Awards with respect to more than

30% of the total shares of Common Stock subject to the Plan; no Awards shall begin vesting earlier than one year from the date the Plan is approved by stockholders of the Company; and no Awards shall vest at a rate in excess of 20% per year beginning one year from the Date of Grant.

        (d) In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Key Employees and Outside Directors will be granted additional Awards to be awarded from forfeited Restricted Stock.

        (e) In selecting those Key Employees and Outside Directors to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider such factors as it deems relevant, including among others, the position and responsibilities of the Key Employees and Outside Directors, the length and value of their services to the Company and its Affiliates, the compensation paid to the Key Employees or fees paid to the Outside Directors, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Bank, the Company and its Affiliates or the recommendation of the full Board. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

        No Restricted Stock shall be vested unless the Recipient maintains Continuous Service with the Company or an Affiliate until the restrictions lapse.

        (f) MANNER OF AWARD. As promptly as practicable after a determination is made pursuant to Section 5(b) to grant an Award, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be vested. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Company a restricted stock agreement (the "Restricted Stock Agreement") setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock, together with a stock power or stock powers endorsed in blank. Thereafter, the Recipient's Restricted Stock and stock power shall be deposited with an escrow agent specified by the Company ("Escrow Agent") who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock Awarded under the Plan shall be registered in the name of the Recipient.

        (g) TREATMENT OF FORFEITED SHARES. In the event shares of Restricted Stock are forfeited by a Recipient, such shares shall be returned to the Company and shall be held and accounted for pursuant to the terms of the Plan until such time as the Restricted Stock is re-awarded to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

6.      TERMS AND CONDITIONS OF RESTRICTED STOCK

        The Committee shall have full and complete authority, subject to Section 5(c) and the other limitations of the Plan, to grant awards of Restricted Stock to Key Employees and Outside Directors and, in addition to the terms and conditions contained in Sections 6(a) through 6(h), to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

        (a) GENERAL RULES. Subject to Section 5(c) hereof, and to OTS regulations and policy, Restricted Stock shall be vested by a Recipient at the rate or rates determined by the Committee, provided that such Recipient maintains Continuous Service. No shares shall vest in any year in which the Bank is not meeting all of its fully phased-in capital requirements. Subject to any such other terms and conditions as the Committee shall provide with respect to Awards, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section 83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period.

        (b) CONTINUOUS SERVICE; FORFEITURE. Except as provided in Section 6(c), if a Recipient ceases to maintain Continuous Service for any reason, unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6(a) shall upon such termination of Continuous Service be forfeited. Any stock dividends or declared but unpaid cash dividends attributable to such shares of Restricted Stock shall also be forfeited.

        (c) EXCEPTION FOR TERMINATION DUE TO DEATH OR DISABILITY, AND FOLLOWING A CHANGE IN CONTROL. Notwithstanding the general rule contained in
Section 6(a), Restricted Stock awarded to a Recipient whose Continuous Service with the Company or an Affiliate terminates due to death, Disability, or following a Change in Control, shall be deemed earned as of the Recipient's last day of Continuous Service with the Company or an Affiliate.

        (d) REVOCATION FOR CAUSE. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet vested, in the case of a Key Employee whose employment is terminated by the Company or an Affiliate or an Outside Director whose service is terminated by the Company or an Affiliate for Cause or who is discovered after termination of employment or service on the Board to have engaged in conduct that would have justified termination for Cause.

        (e) RESTRICTED STOCK LEGEND. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent, and shall bear the following (or a similar) legend:

                        "The transferability of this certificate and the shares
                of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the K-Fed Bancorp 2004 Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of K-Fed Bancorp, 1359 North Grand Avenue, Covina, California 91724-1016."

        (f) PAYMENT OF DIVIDENDS AND RETURN OF CAPITAL. After an Award has been granted but before such Award has been vested, the Recipient shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all stockholders with respect to the Common Stock. Stock dividends declared by the Company and paid on Awards that have not yet been vested shall be subject to the same restrictions as the Restricted Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in Section 6(e) and shall be delivered to the Escrow Agent for distribution to the Recipient when the Restricted Stock upon which such dividends were paid are vested. Unless the Recipient has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet been vested by the Recipient shall be treated as compensation income to the Recipient when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been forfeited and returned to the Company or to a trust established to hold issued and unawarded or forfeited shares, the Committee can determine to award such dividends to any Recipient or Recipients under the Plan, to any other employee or director of the Company or the Bank, or can return such dividends to the Company.

        (g) VOTING OF RESTRICTED SHARES. After an Award has been granted, the Recipient as conditional owner of the Restricted Stock shall have the right to vote such shares.

        (h) DELIVERY OF VESTED SHARES. At the expiration of the restrictions imposed by Section 6(a), the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6(c) applies in the case of a deceased Recipient, to his Beneficiary) the certificate(s) and any remaining stock power deposited with it pursuant to Section 5(f) and the shares represented by such certificate(s) shall be free of the restrictions referred to in Section 6(a).

7.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

        In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, or any merger, consolidation or any change in the corporate structure or shares of the Company, without receipt or payment of consideration by the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6(e).

8.      ASSIGNMENTS AND TRANSFERS

        No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred (within the meaning of Code Section 83) except, in the event of the death of a Recipient, by will or the laws of descent and distribution until such Award is vested.

9.      KEY EMPLOYEE RIGHTS UNDER THE PLAN

        No Key Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Key Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Company or any Affiliate.

10.     OUTSIDE DIRECTOR RIGHTS UNDER THE PLAN

        Neither the Plan nor any action taken thereunder shall be construed as giving any Outside Director any right to be retained in the service of the Company or any Affiliate.

11.     WITHHOLDING TAX

        Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank or the Company shall have the right to require the Recipient or other person receiving such shares to pay the Bank or the Company the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental income and that the Bank or the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Bank or the Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank or the Company is required to withhold with respect to such dividend payments.

12.     AMENDMENT OR TERMINATION

        The Board of the Company may amend, suspend or terminate the Plan or any portion thereof at any time, PROVIDED, HOWEVER, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan. Any amendment or modification of the Plan or an outstanding Award under the Plan, shall be approved by the Committee, or the full Board of the Company.

13.     GOVERNING LAW

        (a) This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and will be construed and administered in accordance with the laws of the State of California, except to the extent that federal law shall apply.

        (b) This Plan is subject to the requirements of 12 C.F.R. Part 575, including the requirements of section 575.8 and the applicable requirements of section 563b.500. Notwithstanding any other provision in this Plan, no shares of Common Stock shall be issued with respect to any Award to the extent that such issuance would cause Kaiser Federal, MHC to fail to qualify as a mutual holding company under applicable federal regulations.

14.     TERM OF PLAN

        The Plan shall become effective on the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders. It shall continue in effect until the earlier of (i) ten years from the Effective Date unless sooner terminated under Section 12 hereof, or
(ii) the date on which all shares of Common Stock available for award hereunder, have vested in the Recipients of such Awards.

                                REVOCABLE PROXY
                                 K-FED BANCORP
                      2004 ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 26, 2004

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints the proxy committee of the board of directors of K-Fed Bancorp (the "Company"), with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders of the Company ("Meeting") to be held at the main office of Kaiser Federal Bank, 1359 North Grand Avenue, Covina, California, at 5:00 p.m., (local time) on Tuesday, October 26, 2004. The proxy committee is authorized to cast all votes to which the undersigned is entitled.




 PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR
                                 BY TELEPHONE.


       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

                      ^       FOLD AND DETACH HERE       ^


--------------------------------------------------------------------------------

K-FED BANCORP -- ANNUAL MEETING OF STOCKHOLDERS, TO BE HELD ON OCTOBER 26, 2004

                            YOUR VOTE IS IMPORTANT!

                   PROXY MATERIALS ARE AVAILABLE ON-LINE AT:

                              HTTP://WWW.K-FED.COM

                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. Call TOLL FREE AT 1-866-239-6405 and vote via Touch-Tone Phone. There is NO CHARGE to you for this call.

                                       OR
2. Via the Internet at HTTPS://WWW.PROXYVOTENOW.COM/KFED and follow the voting instructions.

                                       OR
3. Mark, date and sign your proxy card and return it promptly in the enclosed envelope.

                PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS.


                                                           REVOCABLE PROXY                                 PLEASE MARK AS
                                                            K-FED BANCORP                                  INDICATED IN THIS  [X]
                                                   ANNUAL MEETING OF STOCKHOLDERS                          EXAMPLE
                                                          OCTOBER 26, 2004

                                               WITH
                                        FOR    HOLD                                                         FOR   AGAINIST   ABSTAIN

1.The election as directors of the                                    2. The approval of the K-Fed Bancorp  [ ]      [ ]       [ ]
  nominees listed below (except as      [ ]    [ ]                       2004 Stock Option Plan.
  marked to the contrary below) for
  a three-year term:                                                  3. The approval of the K-Fed Bancorp
                                                                         2004 Recognition and Retention
                                                                         Plan.                              [ ]      [ ]       [ ]

                                                                      4. The ratification of the
                                                                         appointment of Crowe Chizek and
  NOMINEES:                                                              Company LLC as independent auditors
  (01) JAMES L. BREEDEN   (02) FRANK G. NICEWICZ                         for the Company for the fiscal year
                                                                         ending June 30, 2005.              [ ]      [ ]       [ ]
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY  NOMINEE(S),
MARK "WITHHOLD" AND WRITE THE NAME(S) OF THE NOMINEE(S) OR               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
NUMBER(S) IN THE SPACE PROVIDED BELOW.                                   LISTED PROPOSALS.
                                                                         -----------------------------------------------------------
---------------------------------------------------------------          THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO
                                                                         INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR
                                                                         EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER
                                                                         BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY
                                                                         WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS.
                                                                         AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO
                                                                         OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
                                                                         -----------------------------------------------------------
                                                                              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                                                                            Should the undersigned be present and elect to vote
                                                                         at the Meeting or at any adjournment thereof and after
                                                                         notification to the Secretary of the Company at the
                                                                         Meeting of the stockholder's decision to terminate this
                                                                         proxy, then the power of said attorneys and proxies
                                                                         shall be deemed terminated and of no further force and
                                                                         effect. This proxy may also be revoked by sending
                                                                         written notice to the Secretary of the Company at the
                                                                         address set forth on the Notice of Annual Meeting of
                                                                         Stockholders, or by the filing of a later dated proxy
                                                                         card prior to a vote being taken on a particular
                                                                         proposal at the Meeting.

                                                                         CHECK BOX IF YOU PLAN TO ATTEND MEETING OF STOCKHOLDERS [ ]

                                                                            The undersigned acknowledges receipt from the Company
                                                                         prior to the execution of this proxy card of notice of
 Please be sure to date and         ---------------------------          the Meeting, a proxy statement dated September 24, 2004,
 sign this proxy card in the         Date                                and audited financial statements of the Company.
 box below.
---------------------------------------------------------------             Please sign exactly as your name appears on this proxy
                                                                         card. When signing as attorney, executor, administrator,
                                                                         trustee or guardian, please give your full title. If
                                                                         shares of Company common stock are held jointly, each
--- Sign above ------------------------------------------------          stockholder should sign. stock are held jointly, each
                                                                         stockholder should sign.
------------------------------------------------------------------------------------------------------------------------------------
      x x x IF YOU WISH TO PROVIDE YOUR VOTING INSTRUCTIONS BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW x x x
------------------------------------------------------------------------------------------------------------------------------------

                                           FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL
                          ^                                                                               ^
                                                      PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:
1.  By mail;
2.  By telephone (using a Touch-Tone Phone); or
3.  By the Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares of Company common stock in the same manner as if you marked, dated, signed and returned this proxy card by mail. Please note telephone and Internet votes must be cast prior to 3:00
a.m., on October 26, 2004. It is not necessary to return this proxy card if you vote by telephone or Internet.


------------------------------------------------------------------       -----------------------------------------------------------

                        VOTE BY TELEPHONE                                                 VOTE BY INTERNET

    Call Toll-Free on a Touch-Tone Phone anytime prior to 3:00                            anytime prior to
                  a.m., on October 26, 2004.                                   3:00 a.m., on October 26, 2004 go to:
                          1-866-239-6405                                         HTTPS://WWW.PROXYVOTENOW.COM/KFED

------------------------------------------------------------------       -----------------------------------------------------------


        Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote that is counted at the
        Meeting.

ON-LINE PROXY MATERIALS : HTTP://WWW.K-FED.COM


                                                                                                 =======================
                                                       YOUR VOTE IS IMPORTANT!
                                                                                                 =======================